2nd Quarter 2020 Financial Results Presentation July 29, 2020 Exhibit 99.2

Stifel Financial Corp. 2019 Annual Report “We can do much better with regard to diversity among our associates in particular. The business case for this effort is simple, as greater diversity – in all its forms – provides more opportunities to grow while reducing the risks of blinkered, narrow-minded thinking. This applies to greater diversity in our community just as in our revenue sources, business models, and geographic locations. More importantly, though, this is the only fair and just path forward. Look again at the cover of this annual report, because it expresses an ideal that we should strive for: There should be nothing about anyone’s birth or personal background that limits their ability to contribute and compete at our firm. The benefits of moving toward this ideal will be unquantifiable, in the best sense of the word, so I cannot stress enough that diversity doesn't need to earn its place in our ranks. We need to work, and keep working, to earn its benefits.” - Ron Kruszewski, Chairman & CEO Diversity

Institutional Group Generated Record Quarterly Revenue Second Quarter Snapshot 2Q20 Results millions, except per share and ratios HIGHLIGHTS NET REVENUES GAAP $895.8 NON-GAAP $895.8 NET EARNINGS GAAP $103.0 NON-GAAP $115.3 EPS GAAP $1.39 NON-GAAP $1.55 ANNUALIZED ROE GAAP 12.6% NON-GAAP 14.1% ANNUALIZED ROTCE GAAP 20.7% NON-GAAP 23.2% BOOK VALUE PER SHARE TBV $30.16 BV $48.84 Continued to Attract High Quality Financial Advisors Record Quarterly Fixed Income Brokerage Revenue Capital Raising Generated Second Highest Quarterly Revenue Credit Quality at Stifel Bank Remains Strong Strong Sequential Growth in Fee-Based Client Assets

Second Quarter Results SECOND QUARTER HIGHLIGHTS Second quarter Non-GAAP Net Revenue of $896 million, up 12% Y/Y. Record Institutional Group Net Revenue of $398 million, up 47% Y/Y Record Institutional Fixed Income Brokerage Revenue of $121 million, up 107% Y/Y Institutional Equity Brokerage Revenue of $63 million, up 55% Y/Y Investment Banking Revenue of $217 million, up 21% Y/Y Pre-tax Pre-Provision Margin of 19.9%, up 380 bps sequentially Fee-based Client Assets of $106 billion, up 13% sequentially Tangible Book Value Per Share of $30.16, up 6% Y/Y Non-GAAP annualized return on average tangible common shareholders’ equity was 23.2% 1 Before provision credit loss and additional comp. 2 Amount in excess of 59%

HIGHLIGHTS Record 6-Month Net Revenue of $1.1 billion, up% 4 Y/Y Pre-tax Pre-provision Margin of 34.7% Fee-based & Private Client Fee-based Assets Increased 13% Sequentially Recruited 28 Financial Advisor with total Trailing Twelve Month production of $23 million. Global Wealth Management

Wealth Management Metrics

STIFEL

RECRUITING DRIVES REVENUE GROWTH



$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
millions
250
200
150
100
50
0
Financial Advisors
$31
$67
$82
$118
$138
$161
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
T-12 Cummulative Production
Cummulative Gross FAs

DYNAMIC BUSINESS

- 85% of FAs joined Stifel in past 10 years came through organic recruiting, 15% through acquisitions
- Recruiting remotely during pandemic
- Growth of average AUM
- Adding capabilities that attract FAs and differentiate Stifel
    - Stifel Wealth Tracker
    - CIO Office & behavioral finance practice
    - OurCrowd access to early-stage venture sponsors

EFFICIENT BUSINESS MODEL

- Advisors are empowered to do what is right for their clients
- Product-neutral compensation – not motivated by comp to use specific products or services
- Product desks are not layered profit centers
- Minimal management – supervisory function is centralized for efficiency and neutral approach
- Advisors have direct access to knowledgeable home office associates to collaboratively deliver services to clients

TECHNOLOGY TO SUPPORT ADVICE-BASED MODEL

- Stifel Wealth Tracker – online and mobile app: / free/ secure / smart aggregation / budgeting tools / advice when you want it / understand the markets / understand your complete financial picture
- Performance reporting tools – enhanced platform-wide capabilities with key vendor partners collaborating
- Cash management and digital banking capabilities in WM platform, including client mobile app
- Video meetings, centralized technology support

STIFEL | Quarterly Earnings Report 5

Institutional Group * Includes net interest, asset management and service fees, and other income HIGHLIGHTS Record Quarterly Revenue of $398 million, up 47% Y/Y Record Institutional Brokerage of $184 million, up 86% Y/Y Second Strongest Quarter for Capital Markets Revenue with $111 million, up 29% Y/Y Record Pre-tax Contribution of $83 million, up 111% Y/Y Pre-tax margin of 20.9%, up 640 bps Y/Y Balanced business mix between equities and fixed income * Includes net interest, asset management and service fees, and other income highlights Record Quarterly Brokerage Revenue Surpassed Prior Record by 21% (1Q20) Second Strongest Quarterly Revenue in Capital Raising Lead Managed 211 Negotiated Municipal Offerings Brokerage Activity in July Down from 2Q20 but Above 2019 Levels Institutional Equities & Fixed Income highlights Record First Half Equities Revenue Surpassed Prior Record by 14% (2015) Third Highest Capital Raising Quarter Brokerage Activity in July Down from 2Q20 but Above 2019 Levels Bar chart header numbers are a graphic

Investment Banking Revenue Highlights Third Strongest Investment Banking Quarter Second Strongest Record Capital Raising Quarter Strongest Verticals were Financials, Healthcare, Technology, and Industrials Miller Buckfire Continued to Generate Increased Mandates M&A Advisory Business Starting to Pick Up as Clients Re-Engage by Mergers & Acquisitions Magazine Bar chart header numbers are a graphic

Net Interest Income Net Interest commentary 2Q20 NII within previous guidance range, but negatively impacted by rate environment & impact of senior note issuance Interest Earning Asset increased year-on-year and sequentially due to higher cash & loan balances, primarily due to PPP loans 3Q20 Guidance: Firm-wide NII Guidance: $100 – $110 million Bank NIM Guidance: 235 – 245 bps

HIGHLIGHTS AAA /AA CLOs with a Portfolio Credit Enhancement of 28.6% 83% of CLO Collateral is BB/B Using Severely Adverse Default Expectations Results in Remaining Credit Enhancement of 17.1% Limited Exposure to Hotel, Gaming, & Leisure and Energy Verticals Investment Portfolio & CLOs

HIGHLIGHTS Lending facilities for Stifel WM and Institutional clients, as well as banking relationships outside of Stifel Over 50% of the loan portfolio is to Wealth Management clients Diversity of geographic, sector, business phase, and loan type enhances stability in various markets; low NPLs historically Limited exposure to the Energy Industry as well as to the Hotel, Leisure, Entertainment & Restaurant Industry which on a combined basis is less than 3% of our SBI loans. Stifel Bancorp Inc. Loan Portfolio 1 Total excludes $475 million of loans classified as held for sale

CECL Impact assumptions Moody’s forecast: 40% Baseline (sudden sharp recession) 30% Downside (double dip recession) 30% Upside (near term growth) Forecast update for most recent scenarios Includes significant economic shock in 3Q and 4Q, followed by slow, sustained recovery Reserve build driven by COVID-19 recessionary assumptions   CECL 2Q20 FACTORS CECL chart is a graphic

Expenses * For reconciliation of GAAP to non-GAAP expenses, refer to our second quarter 2020 earnings release. Bar chart header numbers are a graphic

Capital & Liquidity HIGHLIGHTS Sweep Balances Continued to Increase in 2Q20 Capital Ratios Increased Meaningfully in 2Q20 Projecting No Material Change in the Size or Composition of the Balance Sheet Raised $400 Million in Senior Notes & $225 million of Preferred Equity in 2Q20 Capital Return in 2Q20 Limited to Dividends

Q&A

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31,2020 and in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Statements about the effects of the COVID-19 pandemic on the Company’s business, results, financial position and liquidity may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Use of Non-GAAP Financial Measures The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the six months ended June 30, 2020. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of ongoing business.. A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.